Exhibit 10.14.2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS (***), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 6

TO LICENSE AGREEMENT BETWEEN

INSMED INCORPORATED AND PARI PHARMA GMBH

This sixth amendment (“Amendment No. 6”) effective October 9, 2015 (“Amendment No. 6 Effective Date”) to the License Agreement dated and effective the 25th of April 2008 between PARI Pharma GmbH, a German corporation with a principal place of business at Moosstrasse 3, D-82319 Starnberg, Germany (“PARI”) and Transave, Inc., a Delaware corporation, as amended by Amendment No. 1 the 24th day of June 2009, Assignment and Amendment No. 2 the 22nd day of December 2010, Amendment No. 3 the 6th day of March 2012, Amendment No. 4 the 21st day of May 2012, and Amendment No. 5 the 5th day of October 2015 (collectively, the “Agreement”), is entered into between PARI and Insmed Incorporated (successor in interest to Transave, Inc.), with registered offices at 10 Finderne Avenue, Building 10, Bridgewater, NJ 08807-3365 (“Insmed”). PARI and Insmed shall be referred to collectively as the “Parties”.

WHEREAS, the Parties now desire to amend the terms and conditions of the Agreement to reflect certain business discussion between the Parties and the current development status of the Drug Product.

NOW, THEREFORE, in consideration of the recitals set forth above, the mutual covenants, terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.             Definitions. Capitalized terms used but not defined in this Amendment No. 6 shall have the meanings ascribed to them in the Agreement.

2.             Section 1.20A. Section 1.20A is hereby added to the Agreement as follows:

1.20A “Full Approval” means receipt of a centralised marketing authorisation granted by the European Commission under Regulation (EC) 726/2004; and such a marketing authorization is not encumbered with specific conditions that form the basis of the requirement of annual renewal pursuant to Article 14(7) of Regulation (EC) 726/2004 and Regulation (EC) 507/2006.

3.             Section 1.48. Section 1.48 is hereby deleted in its entirety and replaced with the following:

1.48        “Royalty Term” means on a country-by-country basis the period commencing on the date of First Commercial Sale of Drug Product, and ending upon the later of (a) Expiration of the (x) last Valid Claim covering the particular Device or (y) the Assigned Invention Patents, in each case, in the particular country in which such Product is sold, or (b) *** years after (X) First Commercial Sale of the Drug Product in such country outside of the European Union in the Insmed Territory or (Y) the date that all of the following criteria (i), (ii) and (iii) have occurred: (i) a Drug Product receives Full Approval, (ii) the First Commercial Sale of Drug Product in atleast *** Major

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EU Countries and (iii) the First Commercial Sale in that particular country in the European Union.

4.             Section 6.3. Section 6.3 of the Agreement is hereby amended by deleting “During the Royalty Term” and replacing it with “After the First Commercial Sale in the United States but no later than ***”.

5.             Section 9.3. Section 9.3 of the Agreement is hereby amended by adding “in the United States but no later than ***” after “First Commercial Sale” in both the first and second sentence of the section.

6.             Miscellaneous. Upon execution, this Amendment No. 5 shall be made part of the Agreement and shall be incorporated therein by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 6 as of the Amendment No. 6 Effective Date indicated above.

INSMED INCORPORATED		PARI PHARMA GMBH

By:	/s/ William H. Lewis	By:	/s/ Dr. Martin Knoch

Name:	William H. Lewis	Name:	Dr. Martin Knoch

Title:	CEO & President	Title:	President

Date:	Oct. 13, 2015	Date:	Oct. 13, 2015